UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2007

COWEN GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52048	84-1702964
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1221 Avenue of the Americas
New York, New York	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 562-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   At the annual meeting of stockholders of Cowen Group, Inc. (the “Company”) held on June 7, 2007, the Company’s stockholders, upon recommendation of the Board of Directors (the “Board”), approved the Company’s 2007 Equity and Incentive Plan (the “Plan”).  A copy of the Plan is attached hereto at Exhibit 10.1.

Under the terms of the Plan, the Company may make grants of stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based and cash-based awards to its employees, officers, certain independent contractors, and directors.  The Plan provides that 1,500,000 shares of the Company’s common stock are reserved for issuance under the Plan.  The Plan is described in detail in the Company’s definitive proxy statement for the annual meeting of stockholders.

Item 8.01. Other Events.

Annual Meeting

The annual meeting of stockholders of the Company was held on June 7, 2007.

The stockholders voted on proposals to elect two directors to the Board of the Company, to ratify the appointment of Ernst & Young LLP as independent auditor and to approve the Plan.

The two nominees for election as Class III directors of the Company were elected, with terms expiring at the 2010 annual meeting of the Company or thereafter until their successors are duly elected and qualified.  Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 and approved the Plan.

Appointment of a Lead Director and Committees of the Board

On June 7, 2007, at a Board meeting immediately following the annual meeting of stockholders, the Board appointed John E. Toffolon, Jr. the Lead Director of the Company.

The Board combined the Nominating Committee and the Corporate Governance Committee of the Board as the Nominating and Corporate Governance Committee.  The members of the Nominating and Corporate Governance Committee are Jeffrey Kurzweil, Chairman, L. Thomas Richards, M.D. and Charles W.B. Wardell, III.

The Board appointed Jeffrey Kurzweil to the Audit Committee of the Company and determined that Philip B. Pool, Jr. is an “audit committee financial expert” as defined by applicable Securities and Exchange Commission rules. John E. Toffolon, Jr., Chairman, was previously determined by the Board to be an “audit committee financial expert”.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit

10.1	2007 Equity and Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN GROUP, INC.

Date: June 11, 2007	By:	/s/ Christopher A. White
		Name:	Christopher A. White
		Title:	Vice President